UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 15, 2007

NS8 Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-75956 (Commission File Number)	13-4142621 (IRS Employer Identification No.)

200-11400 W. Olympic Boulevard, Los Angeles, CA 90064
(Address of principal executive offices, with zip code)

(310) 914-0175
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)              Resignation of Principal Officers.

On June 15, 2007, Anthony Alda resigned as President of the Company.  Mr. Alda’s resignation related to a reorganization of the Company’s executive officers’ duties and functions.  His resignation did not relate to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  He will continue to hold the positions of Chief Executive Officer and Chairman of the Board of Directors of the Company.

(b)              Appointment of Principal Officer.

On June 15, 2007, the Company appointed Uriel E. Kusiatin as President of the Company.

Mr. Kusiatin will be responsible for the operations and sales development of the Company.  Mr. Kusiatin has over 15 years of operational execution and strategic planning experience in various executive and consultancy roles with technology-based start-up companies.  From 2002 to 2007, Mr. Kusiatin was a management consultant working with executives in the Life Sciences Industry on operational improvement opportunities, major capital investments and new product development strategies.  Prior to that, Mr. Kusiatin served as acting CFO of All-true Networks, a developer of streaming-video reality-based content and content management technologies; and Vice President of Customer Experience at dash.com, a developer of contextual advertising software. Previous to dash.com, Mr. Kusiatin was a consultant with Deloitte Consulting in its Telecommunications and Media practice.   Mr. Kusiatin holds an MBA from the Wharton School of the University of Pennsylvania and a B.Sc. in Industrial Engineering from The Engineering Academy of Denmark.

Mr. Kusiatin was made available to the Company by SKS Consulting of South Florida Corp. (“SKS”) to lead the overall implementation and execution of the Company’s five year strategic plan.  The Company will not directly compensate Mr. Kusiatin with an executive salary or benefits package pending a one year performance review.  His current compensation will be paid by SKS under its original consulting agreement with the Company that was filed on April 12, 2007.

There is no family relationship between Mr. Kusiatin and any other director or executive officer of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)                   Financial statements of business acquired.

Not applicable.

(b)                   Pro forma financial information.

Not applicable.

(c)                   Exhibits.

Exhibit Number	Description

10.45	Consulting Agreement of SKS Consulting of South Florida Corp. with NS8 Corporation (1)

(1)          Incorporated by reference to Registrant’s Form 8-K that was filed on April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS8 Corporation (Registrant)

Date: June 15, 2007	By:	/s/ Anthony Alda
Anthony Alda
Chairman and Chief Executive Officer